LINES OF CREDIT	6 Months Ended
Jun. 30, 2012
LINES OF CREDIT

NOTE 6. LINES OF CREDIT

The Company and its subsidiaries had the following balances outstanding under lines of credit and other short-term debt facilities:

	Balance Outstanding as of
Facility	June 30, 2012	December 31, 2011
ABN AMRO Bank, revolving line of credit	$—	$34,732
IFN Finance, working capital line	279,128	372,422
Wells Fargo, revolving line of credit	27,896,338	33,820,134

	$28,175,466	$34,227,288

ABN AMRO Bank

On February 29, 2012, the Company repaid the outstanding balance of its credit facility with ABN AMRO Bank N.V. (“ABN AMRO”) and closed the facility. ABN AMRO had a senior security interest in the inventory and property and equipment of LSGBV and a secondary interest in the accounts receivable of LSGBV after IFN Finance.

IFN Finance

As of June 30, 2012, the maximum borrowing capacity on the IFN Finance facility was €1.5 million, or $1.9 million, and availability was based on 75% of the value of LSGBV’s eligible trade receivables. As of June 30, 2012, qualified collateral consisted of $469,000 of accounts receivable. Interest is payable monthly on this facility and the interest rate was 6.70% per annum as of June 30, 2012. Borrowings under the IFN Finance facility are payable on demand. IFN Finance has a senior security interest in all accounts receivable of LSGBV.

Wells Fargo

As of June 30, 2012, the Wells Fargo ABL provided the Company with borrowing capacity of up to $50.0 million equal to the sum of (i) 85% of its eligible accounts receivable plus $7.5 million of eligible inventory less certain reserves established against such accounts receivable and inventory by Wells Fargo from time to time pursuant to the Wells Fargo ABL, plus (ii) Qualified Cash, plus (iii) the amount of the Ares Letter of Credit Facility. As of June 30, 2012, the Company had $27.9 million outstanding under the Wells Fargo ABL and additional borrowing capacity of $21.8 million.

As of June 30, 2012, qualified collateral included $13.9 million of accounts receivable, $18.0 million of inventory and $5.0 million of Qualified Cash. Borrowings under the Wells Fargo ABL bear interest at one of the following two rates (at the Company’s election): (a) the sum of (1) the greater of: (x) the federal funds rate plus 0.50%, (y) the daily three month LIBOR rate plus 1.0% and (z) Wells Fargo’s prime rate; and (2) 0.75%, 1.25% or 1.75%, as applicable, depending on the amount available for borrowing under the facility and subject to any reserves established by Wells Fargo in accordance with the terms of the Wells Fargo ABL; or (b) the sum of the daily three month LIBOR rate plus 3.0%, 3.5% or 4.0%, as applicable, depending on the amount available for borrowing under the facility and subject to any reserves established by Wells Fargo in accordance with the terms of the facility. The interest rate was 4.46% as of June 30, 2012.

The Company is required to pay certain fees, including an unused line fee ranging from 0.375% to 1.0% of the unused portion of the facility. Outstanding loans may be prepaid without penalty or premium, except that the Company is required to pay a termination fee ranging from $250,000 to $500,000 (depending on the date of termination) if the Wells Fargo ABL is terminated by the Company prior to the scheduled maturity date of November 22, 2013 or by Wells Fargo during a default period.

The Wells Fargo ABL contains financial covenants that limit the Company’s ability to incur additional indebtedness or guaranty indebtedness of others, create liens on the Company’s assets, enter into mergers or consolidations, dispose of assets, prepay indebtedness or make changes to the Company’s governing documents and certain agreements, pay dividends or make other distributions on the Company’s capital stock, redeem or repurchase capital stock, make investments, including acquisitions and enter into certain transactions with affiliates. The Company is at all times required to maintain (i) a Borrowing Base that exceeds by at least $5.0 million the amount of its outstanding borrowings under the Wells Fargo ABL and (ii) $5.0 million of Qualified Cash. The Company would be required to comply with certain specified EBITDA requirements in the event that it has less than $2.0 million available for borrowing on the Wells Fargo ABL. The Wells Fargo ABL also contains customary events of default and affirmative covenants, a subjective acceleration clause, a lockbox requirement and cross default provisions.

On February 24, 2012, the Company entered into Amendment No. 5 (“Amendment No. 5”) to the Wells Fargo ABL, and increased the maximum amount of authorized advances or payments to or for the benefit of its wholly-owned subsidiary, Lighting Science Group Mexico S. de R.L. de C.V. (“LSG Mexico”), in each month from $750,000 to (i) $860,000 for the month ended December 31, 2011, (ii) $1.4 million per month for the period from January 1, 2012 through March 31, 2012, (iii) $1.5 million per month for the period from April 1, 2012 through September 30, 2012, and (iv) $1.8 million per month for October 1, 2012 and for each month thereafter. Amendment No. 5 also provides the Company with borrowing base eligibility for additional accounts receivable. The Company paid Wells Fargo a fee of $5,000 in connection with this amendment.

Ares Capital

On September 21, 2011, the Company entered into the Ares Letter of Credit Facility, a $25.0 million standby letter of credit issued by Ares Capital, in favor of Wells Fargo for the benefit of the Company. As a condition to Ares Capital’s agreement to provide the Ares Letter of Credit Facility for the benefit of the Company, the Company entered into the Second Lien Letter of Credit, Loan and Security Agreement (the “Ares Loan Agreement”) with Ares Capital. In accordance with the Ares Loan Agreement, the Company agreed to reimburse Ares Capital for any amounts drawn on the Ares Letter of Credit Facility and to permanently reduce the face amount of the Ares Letter of Credit Facility by such amount. Further, the Company agreed that any such reimbursement obligation would automatically convert into a term loan (an “Ares Term Loan”) by Ares Capital to the Company secured by substantially all of the assets of the Company. The Ares Letter of Credit Facility may only be used to collateralize borrowings pursuant to the Wells Fargo ABL.

Interest on any Ares Term Loan accrues at either (at the Company’s election): (a) 9.0% per annum plus the greater of (i) The Wall Street Journal prime rate, (ii) the sum of 0.50% per annum and the federal funds rate and (iii) the sum of 1.0% per annum and the higher of the daily one month LIBOR rate and 1.5% per annum; or (b) 10.0% per annum plus the greater of (i) 1.5% per annum and (ii) the daily one-month LIBOR rate. The Company is required to pay certain fees to Ares Capital under the Ares Loan Agreement including: (a) an annual administrative fee of $50,000, payable quarterly in advance; (b) a quarterly fronting fee equal to the product of the average daily undrawn face amount of the Ares Letter of Credit Facility multiplied by 0.75% per annum; and (c) a quarterly letter of credit fee equal to the product of the average daily undrawn face amount of the Ares Letter of Credit Facility multiplied by 10.0% per annum.